UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐ Preliminary proxy statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
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Maxim Integrated Products, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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M17798-P85965

Meeting Information

Meeting Type: Annual

For holders as of: October 15, 2009

Date: December 10, 2009 Time: 10:00 AM Local Time

Location:

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

MAXIM INTEGRATED PRODUCTS, INC.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Maxim Event Center

433 N. Mathilda Avenue

Sunnyvale, CA 94086

MAXIM INTEGRATED PRODUCTS, INC.

ATTN: MARK CASPER

120 SAN GABRIEL DRIVE

SUNNYVALE, CA 94086

M17799-P85965

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K

Before You Vote

How to Access the Proxy Materials

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 26, 2009 to facilitate timely delivery.

How to View Online:

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How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

M17800-P85965

Voting Items

Our board of directors recommends that you vote

the shares (1) “FOR” each of the nominees to the

board of directors, (2) “FOR” the ratification of

our independent registered public accounting firm

for the 2010 fiscal year, (3) “FOR” the ratification

and approval of an amendment to our 2008

Employee Stock Purchase Plan to increase the

number of shares available for issuance

thereunder by 2,000,000 shares, (4) “FOR” the

ratification and approval of amendments to our

1996 Equity Plan to (a) increase the number of

shares available for issuance thereunder by

6,000,000 shares and (b) permit us to extend the

term of a stock option beyond 10-years from the

date of grant if issuance of our common stock

upon exercise of such option would be prohibited

by applicable securities laws at the time the

option would otherwise expire, and (5) “FOR” the

approval of the adoption of our Executive Bonus

Plan, which is a bonus plan for our officers

compliant with Section 162(m) of the Internal

Revenue Code.

2. To ratify the appointment of Deloitte & Touche

LLP as Maxim’s independent registered public

accounting firm for the fiscal year ending

June 26, 2010.

3. To ratify and approve amendments to Maxim’s

2008 Employee Stock Purchase Plan to (a)

increase the number of shares available for

issuance thereunder by 2,000,000 shares and

(b) make other administrative changes.

4. To ratify and approve amendments to Maxim’s

1996 Stock Incentive Plan to (a) increase the

number of shares available for issuance

thereunder by 6,000,000 shares and (b) permit

Maxim to extend the term of a stock option

beyond 10-years from the date of grant if

issuance of Maxim common stock upon exercise

of such option would be prohibited by applicable

securities laws at the time the option would

otherwise expire.

5. To approve the adoption of Maxim’s Executive

Bonus Plan, which is a bonus plan for officers of

Maxim compliant with Section 162(m) of the

Internal Revenue Code.

6. To consider such other business as may

properly come before the meeting.

The Board of Directors recommends you vote FOR

the following proposal(s):

01) Tunc Doluca

02) B. Kipling Hagopian

03) James R. Bergman

04) Joseph R. Bronson

05) Robert E. Grady

06) William D. Watkins

07) A. R. Frank Wazzan

1. To elect seven members of the board of

directors to hold office until the next annual

meeting of stockholders or until their respective

successors have been elected and qualified.

The 7 director nominees are: